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                                                                    EXHIBIT 99.1

            JEFFERY H. BOYD NAMED PRESIDENT AND CEO OF PRICELINE.COM

      NORWALK, Conn., November 25, 2002... The Board of Directors of priceline.com(R)(Nasdaq: PCLN) today announced the promotion of Jeffery H. Boyd, 46, to President and Chief Executive Officer of the Name Your Own Pricesm Internet travel company. Mr. Boyd was priceline.com's President and had shared the Company's CEO responsibilities with Chairman Richard S. Braddock. Mr. Braddock, 60, will continue as priceline.com's non-executive Chairman. Mr. Boyd's promotion is effective today.

"Rick and I have worked closely together over the last two years as priceline.com has navigated significant industry challenges," said Mr. Boyd, "and priceline.com will benefit from his counsel going forward."

"Jeff and his management team have proven themselves to be capable leaders as priceline.com moves to expand its travel business and broaden its customer appeal," said Mr. Braddock. " It is now appropriate to unify the CEO position at priceline.com."

Mr. Boyd joined priceline.com in January 2000 and has served in several senior management positions, including Executive Vice President and General Counsel, and Chief Operating Officer. Before joining priceline.com, Mr. Boyd was Executive Vice President and General Counsel for Oxford Health Plans.


ABOUT PRICELINE.COM

Priceline.com offers products for sale in four categories: a travel service that offers leisure airline tickets, hotel rooms, rental cars, vacation packages and cruises; a personal finance service that offers home mortgages, refinancing and home equity loans through an independent licensee; an automotive service that offers new and used cars; and a telecommunications service that offers long distance calling services. Priceline.com also owns the Internet domain names and trademarks of LowestFare.com, another Web-based travel site. Priceline.com licenses its business model to independent licensees, including pricelinemortgage and certain international licensees.

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For press information: Brian Ek at priceline.com 203-299-8167
(brian.ek@priceline.com)


INFORMATION ABOUT FORWARD-LOOKING STATEMENTS

This press release may contain forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or

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forecasted in any such forward-looking statements. Expressions of future goals and similar expressions including, without limitation, "may," "will," "should," "could," "expects," "does not currently expect," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "targets," or "continue," reflecting something other than historical fact are intended to identify forward-looking statements. The following factors, among others, could cause the Company's actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel products as the result of, among other things, terrorist attacks or hostilities; adverse changes in the Company's relationships with airlines and other product and service providers including, without limitation, the withdrawal of suppliers from the priceline.com system; the effects of increased competition; systems-related failures and/or security breaches; the Company's ability to protect its intellectual property rights; losses by the Company and its licensees; final adjustments made in closing the quarter; legal and regulatory risks and the ability to attract and retain qualified personnel. For a detailed discussion of these and other factors that could cause the Company's actual results to differ materially from those described in the forward-looking statements, please refer to the Company's most recent Form 10-Q, Form 10-K and Form 8-K filings with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.